UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2020

The Meet Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33105	86-0879433
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Union Square Drive New Hope, Pennsylvania	18938
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 862-1162

Not Applicable

(Former name or former address if changed since last report.)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MEET	NASDAQ

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On March 5, 2020, The Meet Group, Inc. (the “Company”) entered into an Agreement and Plan of Merger, (the “Merger Agreement”) by and among the Company, eHarmony Holding, Inc., an indirect subsidiary of ProSiebenSat.1 Media SE’s and General Atlantic Coöperatief U.A.’s joint company NCG NUCOM GROUP SE, a European stock corporation (“NuCom”) (such subsidiary, “Buyer”), Holly Merger Sub, Inc., a Delaware corporation and a direct, wholly owned subsidiary of Buyer (“Merger Sub”), and solely for the purpose of guaranteeing Buyer’s obligations under the Merger Agreement as set forth therein, NuCom. Pursuant to the Merger Agreement, and upon the terms and subject to the conditions thereof and in accordance with Section 251 of the General Corporation Law of the State of Delaware, Merger Sub will merge with and into the Company (the “Merger”).

The Company held a Special Meeting of Stockholders on Thursday, June 4, 2020, at 10:00 a.m., Eastern Time (the “Special Meeting”), called for the purpose of approving proposals relating to the Merger Agreement.

At the close of business on April 13, 2020, the record date for the Special Meeting, there were 71,387,511 outstanding shares of common stock of the Company entitled to vote at the Special Meeting. Present at the Special Meeting or by proxy were holders of 46,040,387 shares, representing 64.49% of the outstanding shares of common stock of the Company eligible to vote at the Special Meeting, and constituting a quorum. The final results, by proposal, are set forth below.

	FOR	AGAINST	ABSTAIN
Proposal 1: To adopt the Merger Agreement and approve the transaction contemplated thereby, including the Merger.	43,196,194	2,666,200	177,993

Proposal 1 received the necessary votes to be approved.

Proposal 2: To approve, on an advisory (non-binding) basis, certain compensation that may be paid or become payable to the Company’s named executive officers in connection with the Merger.	40,009,623	5,675,351	355,413

Proposal 2 received the necessary votes to be approved.

In light of the approval of Proposal 1, and although sufficient votes were received for Proposal 3 described in the Company’s definitive proxy statement (relating to the adjournment of the Special Meeting), no motion to adjourn was made because the adjournment of the Special Meeting was determined not to be necessary or appropriate.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MEET GROUP, INC.

Date: June 4, 2020	By:	/s/ Geoff Cook
	Name:	Geoff Cook
	Title:	Chief Executive Officer